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                                                                 Exhibit 4.05(h)


                                                            [Warehouse Facility]

                                EIGHTH AMENDMENT

               EIGHTH AMENDMENT, dated as of November 18, 1999 (the "Amendment"), to the Credit Agreement, dated as of October 6, 1998, as amended by the Amendment dated as of March 26, 1999, the Second Amendment dated as of April 28, 1999, the Third Amendment dated as of August 19, 1999, the Fourth Amendment dated as of October 4, 1999, Fifth Amendment dated as of October 21, 1999, the Sixth Amendment dated as of October 4, 1999 and the Seventh Amendment dated as of November 4, 1999 (as so amended, the "Credit Agreement"), made by and among FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (22222), dated as of September 28, 1998, between First Security Bank, National Association and Aircraft 22222, Inc., a Delaware corporation (together with any successor Qualified Trustee, the "Initial Borrower"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (53015) dated as of August 28, 1998 by and between First Security Bank, National Association and Aircraft 53015, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (24837) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 24837, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Amended and Restated Trust Agreement (347) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 347, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that trust created by Trust Agreement (23377) dated as of June 24, 1998 by and between First Security Bank, National Association and Aircraft 23377, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that trust created by Trust Agreement (23830) dated as of July 10, 1998 by and between First Security Bank, National Association and Aircraft 23830, Inc., WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement, dated as of November 14, 1984 between Aircraft 49262, Inc. (as assignee of CCD Air Ten, Inc.) and Wilmington Trust Company, WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement, dated as of November 15, 1984 between Aircraft 49263, Inc. (as assignee of CCD Air Ten, Inc.) and Wilmington Trust Company, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee on behalf of that certain trust created by Trust Agreement (24474), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 24474, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee on behalf of that certain trust created by Trust Agreement (25262), dated as of April 25, 1999 between First Security Bank, National Association and Aircraft 25262, Inc. and FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (49368), dated as of April 25, 1999 between First Security Bank, National Association and Aircraft 49368, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee

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                                                                               2

on behalf of that certain trust created by Trust Agreement (53623), dated as of August 18, 1999 between First Security Bank, National Association and Aircraft 53623, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (53624), dated as of August 18, 1999 between First Security Bank, National Association and Aircraft 53624, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (23771), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 23771, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (23772), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 23772, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (26537), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 26537, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (26538), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 26538, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (24355), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 24355, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (24356), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 24356, Inc. (collectively, with the Initial Borrower, the "Existing Borrowers"), certain other UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations designated as Borrowing Affiliates thereunder (the Existing Borrowers and such UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations being referred to individually as a "Borrower" or collectively as the "Borrowers"), LEHMAN COMMERCIAL PAPER INC., a New York corporation in its capacity as a Lender ("Lehman"), and other financial institutions from time to time parties thereto (such financial institutions hereinafter being referred to individually as a "Lender" or collectively as the "Lenders"), and LEHMAN COMMERCIAL PAPER INC. in its capacity as agent for the Lenders (in such capacity, and together with any successor agent, the "Agent").

                              W I T N E S S E T H :

               WHEREAS, the Borrowers, UniCapital, Lehman, and the Agent, desire to extend the maturity of the Credit Agreement as set forth in this Amendment, but only on the terms and subject to the conditions set forth below;

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

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                                                                               3

         1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         2. Amendment of Article I. (a) The definition of "Stated Termination Date" is hereby amended by deleting the existing definition and substituting in lieu thereof the following:

            "Stated Termination Date" means December 31, 2000.

            (b) The definition of "Total Revolving Credit Commitment" is amended by reducing the amount thereof to $400,000,000 and the Revolving Credit Commitment of Lehman Commercial Paper Inc. is hereby reduced to $400,000,000.

            (c) The following additional definitions are added in the appropriate alphabetical order to Section 1.1:

            "Engine ABS Transaction" means the securitization transaction consisting of (i) the non-recourse "true sale" transfer by UniCapital Aircraft Engines Group, Inc ("UAEG") to UniCapital Jet Thrust Trust of certain commercial aircrafts engines, certain engine parts and certain related property (the "Transferred Property"), (ii) the private placement of non-recourse asset-backed notes issued by UniCapital Jet Thrust Trust secured by the Transferred Property, and (iii) the issuance of the equity interest in UniCapital Jet Thrust Trust to UAEG; or any similar transaction with respect to some or all of the Transferred Property.

            "Specified Overadvance Prepayment" means 50% of the amount required to be prepaid on the Loans pursuant to the second sentence of Section 2.3(b)(i) with respect to the following Financed Aircraft: an Airbus A320-200 aircraft, having manufacturer's serial number 369 and two Boeing 737-529 aircraft having manufacturer's serial numbers 26537 and 26538.

         3. Amendment and Partial Waiver of Article II. (a) Section 2.3(b) is hereby amended by adding a new subparagraph (vi) at the end thereof, reading as follows:

            "(vi) Subject to the next succeeding sentence, at the closing of the Engine ABS Transaction, the Borrowers, jointly and severally, shall be required to prepay an aggregate amount (to be applied pro rata to the principal balance of the Loans) equal to the lesser of (x) $15,000,000, (y) the greater of (A) $10,000,000 and
            (B) the total net proceeds (after the payment of all costs, fees and expenses related to the Engine ABS Transaction and all amounts necessary to remove any Lien on or with respect to any Transferred Property) that UniCapital or any of its Affiliates is or becomes entitled to receive from the Engine ABS Transaction (without regard to any other agreements with respect to the disposition of such proceeds), to the extent of funds remaining after mandatory prepayments of amounts outstanding under the Affiliate Bridge Credit Agreement, and (z) the excess, if any, of the aggregate outstanding principal balance of the Revolving Loans over the aggregate of the Applicable Aircraft Borrowing Bases of all Financed Aircraft as reduced by the Cumulative Depreciation Amounts of such

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                                                                               4

               Financed Aircraft. Provided no Default or Event of Default exists on the date of closing of the Engine ABS Transaction, the amount required to be prepaid pursuant to the immediately preceding sentence may, at the Borrowers' unanimous joint election, be reduced by an amount equal to 50% of the Specified Overadvance Prepayment."

               (b) Notwithstanding anything to the contrary in Section 2.3(b)(i), no mandatory prepayment in excess of the Specified Overadvance Prepayment shall be required in connection with the sale of the aircraft specified in the definition thereof.

               (c) The Borrowers shall, jointly and severally, pay an extension fee equal to $6,300,844.68 in connection with this Amendment. Such fee shall be paid in twelve (12) equal monthly installments of $525,070.39 per month commencing on January 15, 2000; provided, that the unpaid balance of such fee shall be paid on the earliest of (such earliest date, the "Final Fee Payment Date") (i) the date of closing of the Engine ABS Transaction, (ii) the date on which the Loans shall become due and payable and (iii) the date, if any, on which the Lenders consent to the occurrence of any Change in Control. In addition, the Borrowers, jointly and severally, shall pay early termination fees to the Agent equal to 0.90% of the outstanding principal balance of the Loans allocable to a Financed Aircraft (other than the 369 Aircraft) if such Financed Aircraft is sold or refinanced earlier than nine (9) months after a Loan is advanced under the Credit Agreement with respect to such Aircraft (except, if such sale or refinancing occurs in a securitization transaction of which Lehman Brothers Inc. is lead manager). In addition, the Borrowers, jointly and severally, shall pay an early termination fee to the Agent on the date of the sale of the Airbus A320-200 aircraft with manufacturer's serial number 369 (the "369 Aircraft") (except if such sale occurs in a securitization transaction of which Lehman Brothers Inc. is lead manager), in an amount equal to 1.00% of the outstanding principal balance of the Loans then allocable to the 369 Aircraft, such fee to be payable in equal monthly installments commencing on the Payment Date immediately succeeding such sale and ending on the Payment Date on or about December 15, 2000, provided, that the unpaid balance of such fee shall be paid on the Final Fee Payment Date.

               (d) Each of the Lenders and the Agent hereby agrees that, notwithstanding anything to the contrary in the Credit Agreement, no Concentration Restriction shall be exceeded or otherwise violated by reason of the reduction of the "Total Revolving Credit Commitment" contemplated by Section 2(b) of this Amendment; provided, however, that the Concentration Restrictions after giving effect to such reduction shall be applicable to any Loans made after the date hereof.

         4. Special Provisions for Off-Lease 747. Notwithstanding anything to the contrary contained in the Credit Agreement as amended hereby, the principal balance outstanding with respect to the Boeing 747, manufacturer's serial number 24837 (the "Off-Lease 747") shall not increase above $20 million, regardless of whether the Off-Lease 747 is re-leased. The Agent and the lenders reserve all rights with respect to the Off-Lease 747, including without limitation the right to demand additional mandatory prepayments pursuant to Section 2.3(b)(ii). The Borrowers acknowledge and agree that the Off-Lease 747 is not an Eligible Aircraft. Also, the parties hereto agree that, solely for the purposes of determining the "Monthly Amortization Amount" under and as defined in the Lockbox Agreement

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                                                                               5

with respect to the Off-Lease 747, the "Fair Market Value" of the Off-Lease 747 shall be $35,000,000.

         5. Condition Precedent. (a) This Amendment shall not be binding until the following conditions precedent have been fulfilled; provided, however, that once such conditions are fulfilled, the effective date of this Amendment shall be deemed to be November 19, 1999:

               (i) The Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrowers, UniCapital, Lehman, and the Agent;

               (ii) The Agent shall have received such opinions of counsel to the Borrowers as it may request in connection with this Amendment;

               (iii) The Agent shall have received an underwriting letter with respect to the Lehman Brothers Inc.'s right to act as lead manager for any securitization of the Financed Aircraft; and

               (iv) the Affiliate Bridge Credit Agreement is extended to expire coterminously with the Credit Agreement.

         6. Representations and Warranties. After the effectiveness of this Amendment, the Borrower confirms and reaffirms as of the date hereof the representations and warranties contained in Article VI of the Credit Agreement.

         7. Consent to Extensions of Affiliate Warehouse Credit Agreement. Each Borrower hereby consents to all extensions of the maturity of the Affiliate Bridge Credit Agreement and hereby confirm and represent to the Lender and the Agent that all guarantees thereof by any Borrower and any liens on property of any Borrower to secure indebtedness or other obligations under the Affiliate Warehouse Credit Agreement remain in full force and effect.

         8. Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall constitute a Loan Document.

         9. Governing Law; Counterparts. (a) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Amendment may be executed by the parties hereto on one or more counterparts, and all such counterparts shall be deemed to constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION,
                                                not in its individual capacity,
                                                except as expressly specified
                                                herein, but solely as trustee,
                                                as the Initial Borrower

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (22222) DATED AS
                                                OF SEPTEMBER 28, 199 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 22222, INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (53015) DATED AS
                                                OF AUGUST 28, 1998 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 53105, INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED UNDER THE
                                                TRUST AGREEMENT (24837) DATED AS
                                                OF OCTOBER 30, 1998 BY AND
                                                BETWEEN FIRST SECURITY BANK,
                                                NATIONAL

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                                                                               7

                                                ASSOCIATION AND AIRCRAFT 24837,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE UNDER THE AMENDED AND
                                                RESTATED TRUST AGREEMENT (347)
                                                DATED AS OF OCTOBER 30, 1998 BY
                                                AND BETWEEN FIRST SECURITY BANK,
                                                NATIONAL ASSOCIATION AND
                                                AIRCRAFT 347, INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                TRUST CREATED BY TRUST AGREEMENT
                                                (23377) DATED AS OF JUNE 24,
                                                1998 BY AND BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23377,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                TRUST CREATED BY TRUST AGREEMENT
                                                (23830) DATED AS OF JULY 10,
                                                1998 BY AND BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23830,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS OWNER TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED BY
                                                TRUST AGREEMENT (24474), DATED
                                                AS OF APRIL 1, 1999 BETWEEN
                                                FIRST SECURITY BANK, NATIONAL

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                                                                               8

                                                ASSOCIATION AND AIRCRAFT 24474,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS OWNER TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED BY
                                                TRUST AGREEMENT (25262), DATED
                                                AS OF APRIL 25, 1999 BETWEEN
                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 25262,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (49368), DATED AS OF
                                                APRIL 25, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 49368,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (53623), DATED AS OF
                                                AUGUST 18, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 53623,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST

                                                CREATED BY TRUST AGREEMENT
                                                (53624), DATED AS OF AUGUST 18,
                                                1999 BETWEEN FIRST SECURITY
                                                BANK, NATIONAL ASSOCIATION AND
                                                AIRCRAFT 53624, INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (23771), DATED AS OF
                                                APRIL 7, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23771,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (23772), DATED AS OF
                                                APRIL 1, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 23772,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (26537), DATED AS OF
                                                APRIL 1, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 26537,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (26538), DATED AS OF
                                                APRIL 7, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 26538,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (24355), DATED AS OF
                                                APRIL 7, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 24355,
                                                INC.

                                                FIRST SECURITY BANK, NATIONAL
                                                ASSOCIATION, NOT IN ITS
                                                INDIVIDUAL CAPACITY BUT SOLELY
                                                AS TRUSTEE ON BEHALF OF THAT
                                                CERTAIN TRUST CREATED BY TRUST
                                                AGREEMENT (24356), DATED AS OF
                                                APRIL 7, 1999 BETWEEN FIRST
                                                SECURITY BANK, NATIONAL
                                                ASSOCIATION AND AIRCRAFT 24356,
                                                INC.

                                                By: /s/ Brett R. King
                                                    ----------------------------
                                                      Name: Brett R. King
                                                      Title: Vice President

                                                WILMINGTON TRUST COMPANY, NOT IN
                                                ITS INDIVIDUAL CAPACITY BUT
                                                SOLELY AS TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED UNDER
                                                THE TRUST AGREEMENT, DATED AS OF
                                                NOVEMBER 14, 1984 BETWEEN
                                                AIRCRAFT 49262, INC. (AS
                                                ASSIGNEE OF CCD AIR TEN, INC.)
                                                AND WILMINGTON TRUST COMPANY

                                                WILMINGTON TRUST COMPANY, NOT IN
                                                ITS INDIVIDUAL CAPACITY BUT
                                                SOLELY AS TRUSTEE ON BEHALF OF
                                                THAT CERTAIN TRUST CREATED UNDER
                                                THE TRUST AGREEMENT, DATED AS OF
                                                NOVEMBER 15, 1984 BETWEEN
                                                AIRCRAFT 49263, INC. (AS
                                                ASSIGNEE OF CCD AIR TEN, INC.)
                                                AND WILMINGTON TRUST COMPANY

                                                By: /s/ Anita E. Dallago
                                                    ----------------------------
                                                      Name: Anita E. Dallago
                                                      Title: Administrative
                                                             Account Manager

                                                UNICAPITAL CORPORATION

                                                By: /s/ Martin Kalb
                                                    ----------------------------
                                                      Name: Martin Kalb
                                                      Title: Executive Vice
                                                             President

                                                LEHMAN COMMERCIAL PAPER INC.,
                                                as Agent and as a Lender

                                                By: /s/ Vincent Primiano
                                                    ----------------------------
                                                      Name: Vincent Primiano
                                                      Title: Vice President